UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 6, 2014
(Date of earliest event reported)
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)
(616) 654-3000
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective October 6, 2014, the Board of Directors adopted an amendment to the Company's Bylaws, a copy of which is attached as Exhibit 3 to this Report. The Bylaws were amended to add a provision that, unless the Company provides otherwise, the local state and federal courts in Michigan (the location of the Company's headquarters and the jurisdiction in which the Company was formed) are the sole and exclusive forum for specific claims brought against the Company.

Item 5.07        Submission of Matters of a Vote of Security Holders
The annual meeting of the shareholders of the Company was held on October 6, 2014, at which:
(1) The following nominees were elected to serve three-year terms on the company’s Board of Directors by the following votes:

	Mary Vermeer Andringa	J. Barry Griswell	Brian C. Walker
For	50,354,425	50,863,586	50,548,214
Withheld	702,773	193,612	508,984
Broker non-votes	3,607,191	3,607,191	3,607,191

The following individuals continued their service as Directors of the company: David A. Brandon, Douglas D. French, John R. Hoke, Lisa A. Kro, Heidi J. Manheimer, Dorothy A. Terrell, David O. Ulrich, and Michael A. Volkema.

(2) Ernst & Young LLP was approved as the company’s independent auditors for the fiscal year ending May 30, 2015, by the following votes:

Ratification of Independent Auditors
For	53,901,048
Against	675,718
Abstain	87,623
Broker non-votes	n/a

(3) The First Amendment to the 2011 Long-term Incentive Plan ("LTIP") was approved by the following votes:

Approval of the First Amendment to the 2011 LTIP
For	48,609,328
Against	2,311,512
Abstain	136,358
Broker non-votes	3,607,191

(4) The compensation paid to the Company's named executive officers was approved on an advisory basis by the following votes:

Approve, On an Advisory Basis, Executive Compensation
For	50,441,432
Against	420,473
Abstain	195,293
Broker non-votes	3,607,191

Item 9.01(d)	Financial Statement and Exhibits
Exhibit 3      Amendment to the Company's Bylaws, adding new Article IX.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 9, 2014	HERMAN MILLER, INC.
(Registrant)

	By:	/s/ Jeffrey M. Stutz Jeffrey M. Stutz
Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Signatory for Registrant)

Exhibit 3

BYLAW AMENDMENT

The Company's Bylaws were amended to re-designate Article IX (Amendments) as Article X (Amendments) and further amended to add the following Article IX:

ARTICLE IX
FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, the courts of the State of Michigan located in Ottawa County, Michigan, and the United States District Court for the Western District of Michigan shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (c) any action asserting a claim arising pursuant to any provision of the Michigan Business Corporation Act, as may be amended from time to time, or (d) any action asserting a claim governed by the internal affairs doctrine.